SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported):  March 14, 2003
                                                          --------------

                            ONCOURSE TECHNOLOGIES, INC.
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             (Exact name of registrant as specified in its charter)

                                    Nevada
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                (State or other jurisdiction or incorporation)

        0-31813                                       91-1922441
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   (Commission File                              (I.R.S. Employer I.D.
        Number)                                         Number)

      3106 South 166th Street
          New Berlin, WI                                 53151
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  (Address of Principal Executive                     (Zip Code)
             Offices)

                                (262) 860-0565
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             (Registrant's telephone number; including area code)

Item 4.  Changes in Registrant's Certifying Accountant.
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     On March 14, 2003, OnCourse Technologies, Inc. (the "Company") notified BDO
Seidman, LLP ("BDO") that the Company had accepted BDO's agreement to provide services to the Company as its auditors for the year ended December 31, 2002.

     During the Company's two most recent fiscal years and through March 14, 2003, neither the Company nor any of its subsidiaries consulted BDO with respect to any matters or reportable events listed in Items 304(a)(2)(i) or (ii) of SEC Regulation S-B.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, OnCourse Technologies, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              ONCOURSE TECHNOLOGIES, INC.
Date:  March 28, 2003
                              BY:  /s/ William C. Brown
                                   --------------------
                                   William C. Brown
                                   Chief Financial Officer